EQUIPOINTE FUNDS

PROSPECTUS

Equipointe Growth and Income Fund

SUMMIT WEALTH MANAGEMENT, INC.

August 29, 2006

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

    PAGE

SUMMARY

3

Investment Objective

3

Principal Investment Strategy

3

Principal Risk Factors.

5

FUND PERFORMANCE

9

FEES AND EXPENSES OF THE FUND

10

INVESTMENT PROCESS

11

TYPES OF PRINCIPAL INVESTMENTS

13

PORTFOLIO HOLDINGS

15

FUND MANAGEMENT

16

SHAREHOLDER INFORMATION

18

VALUATION OF FUND SHARES

18

BUYING AND SELLING SHARES

19

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

25

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

26

DISTRIBUTION ARRANGEMENTS

27

SHAREHOLDER REPORTS

27

FINANCIAL HIGHLIGHTS

28

PRIVACY POLICY

29

ADDITIONAL INFORMATION

30

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Equipointe Growth and Income Fund (the “Fund”) has not authorized others to provide additional information.  The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

SUMMARY

Investment Objective.  The Fund seeks growth and income.  This investment objective cannot be changed without shareholder approval.

Principal Investment Strategy.  Summit Wealth Management, Inc. (“Summit”) serves as the Fund’s investment adviser.  Summit has delegated the responsibility of securities selection and portfolio management of the Fund to Seleznov Capital Advisors, LLC (“SCA” or “the Sub-Adviser”).  The Sub-Adviser uses technical analysis to construct a diversified portfolio of securities focused on a balance of growth and income.  The Sub-Adviser’s methodology includes three components:  a “core” position strategy that uses market timing of stock index futures contracts, a security selection strategy based on moving averages and a diversification strategy.  For purposes of this prospectus, “market timing” means the attempt to predict future market directions, by examining recent price and volume data or economic data, and investing based on those predictions.

●

The Sub-Adviser uses the “core” position strategy to market time the S&P 500 Index® (the “S&P 500”) and the NASDAQ 100 Index® (the “NASDAQ 100”) by trading stock index futures contracts long and short.  The Sub-Adviser will execute a long trade (and close a short trade) on the day following any day where the S&P 500 or the NASDAQ 100 moves from a close below the 50-day simple moving average (“SMA”) to a close above the 50-day SMA.  The Sub-Adviser purchases and sells stock index futures contracts to implement this strategy.  A stock index futures contract is an agreement that requires the seller to pay the buyer an amount based on the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

●

The Sub-Adviser uses the security selection strategy to purchase portfolio securities that will generate growth, income or both among diversified industries or groups of related industries.  The Sub-Adviser will only purchase a security for the Fund’s portfolio if the security is trading above the 50-day SMA.  The Sub-Adviser invests in each of the securities types listed below to implement this strategy.

●

The Sub-Adviser uses the diversification strategy to attempt to maintain balance within the Fund’s portfolio.  The Sub-Adviser invests in each of the securities types listed below to implement this strategy.

Technical analysis seeks to identify and project price trends through the use of charts and computer programs that examine the current supply and demand for securities based on trading value and price studies.  These trends are not static and will change with the market.

The Sub-Adviser seeks, through the use of stop orders entered into the market, to define specific points of exit for losing trades to minimize losses.  Although the Sub-Adviser places stop orders on all positions, the Sub-Adviser may, in its discretion, sell profitable positions and losing positions held above the stop order limit in furtherance of the Fund’s investment objective.

To achieve growth, the Fund invests in U.S. common stocks, domestic exchange-traded and over-the-counter traded derivative instruments (“OTCs”), domestic real estate investment trusts (“REITs”), sponsored and unsponsored American Depositary Receipts (“ADRs”), foreign securities, and securities of U.S. companies in the natural resources sector.  ADRs are stocks that trade in the United States but represent a specified number of shares in foreign issuers.  Foreign securities are securities issued by issuers located in countries other than the United States.  The Fund will invest in stocks without regard to market capitalization and, aside from companies in the natural resources sector, the Fund will not focus its investments in a particular industry or sector.

To achieve income, the Fund invests in U.S. bonds, domestic exchange traded and domestic income-producing equity securities (common stocks, preferred stocks and convertible securities) that have a current yield greater than 5%.  Except for bonds or debt securities of foreign issuers, the Fund may invest in bonds rated in any category by Standard & Poor’s Ratings Group (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”), including high yield or “junk” bonds or bonds that are in default.  With respect to bonds and debt securities of foreign issuers, the Fund will not invest in unrated securities and will only invest in securities rated “BBB” or higher by S&P or another NRSRO.  The Fund will invest in corporate bonds, mortgage-backed securities (securities based on a pool of mortgages issued by private companies or U.S. government agencies), asset-backed securities (securities based on loan contracts, leases or receivables originated by banks, credit card companies or other providers of credit) and U.S. Government (and its agencies) bonds (“Government Bonds”).   Government Bonds in which the Fund may invest are obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration and Federal Home Loan Mortgage Corporation.  The Fund will invest without regard to a target duration or an average dollar-weighted maturity.  In addition, the Fund will invest in bonds with varying interest rates, dividend payments, principal payments or reset terms of such investments.

The Fund may invest in derivative instruments (covered calls, options, futures contracts and options on futures contracts) for hedging and speculative purposes consistent with its investment objective.  These purposes are to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in a market direction.

The Fund may invest up to 80% of its total assets in cash and cash equivalents as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  Cash equivalents include U.S. government securities, repurchase agreements, commercial paper, money market securities or certificates of deposit and other money market securities.  To the extent the Fund engages in any temporary strategies, the Fund may not achieve its investment objective.

Principal Risk Factors.  The main risks of investing in the Fund are:

Management Risks.  The Sub-Adviser actively manages the Fund using a technical analysis methodology.  There is no guarantee that the investment techniques and risk analyses used by the Sub-Adviser will produce the desired results.  The Sub-Adviser’s technical investment strategy will not incorporate fundamental analysis, which focuses on balance sheet, income statement and other basic economic and managerial data of issuers.  The Sub-Adviser’s technical analysis may result in the purchase of securities of companies in financial distress.

Market Risks.  The market prices of securities held by the Fund may go up or down, sometimes rapidly or unpredictably.  The value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries.  Market risk may affect a single company, sector of the economy, industry or the market as a whole and is common to all investments.  Because the Fund’s investments are subject to market risk, the value of the Fund’s investments may decline and you may lose money.  Securities with substantial market risk tend to have heightened exposure to liquidity risk, which is a risk that the Sub-Adviser may not be able to sell securities held in the Fund’s portfolio at an optimal time or at a price the Sub-Adviser believes the security is currently worth.  An inability to sell securities can adversely affect the Fund’s value.

Market Timing Risks.  The Sub-Adviser will engage in market timing with respect to 20% of the Fund’s total assets.  There is no guarantee that the Sub-Adviser’s market timing strategy will be successful.  The Fund could be exposed to declining markets and/or could miss a market rise if the Sub-Adviser’s model does not accurately predict market movements.  As a result, there is no assurance that the Sub-Adviser’s market timing strategy will enable the Fund to achieve its investment objective.

Short-Term Shareholder Trading Risks.  The risks of short-term trading by shareholders may include, among other things, dilution in the value of a fund’s shares held by long-term shareholders, interference with the efficient management of a fund’s portfolio and increased brokerage and administrative costs.  The Trust’s policy on short-term trading is to permit frequent purchases and redemptions of shares of the Fund.  No restrictions will be imposed on shareholders deemed to be engaged in frequent purchases and redemptions, and the Fund will accommodate such frequent transactions.  Summit has evaluated the risks of short-term trading activities by the Fund’s shareholders, and concluded that because the Fund is not an index fund, and already itself engages in market timing trading, the investment process of the Fund in no way offers any advantages for a shareholder attempt to “short-term trade” the Fund.  Given these considerations, Summit determined that it is unlikely that (a) short-term trading would be attempted by the Fund’s shareholders or (b) any attempt to short-term trade the Fund by shareholders would negatively impact the Fund or its shareholders and the Board concurred.  This policy and conclusion is periodically reviewed by the Board.

Frequent Trading/High Portfolio Turnover Risks.  The Sub-Adviser’s investment strategy, which includes security selection based on moving averages and market timing, is expected to involve frequent trading.  As a result, the Fund experienced an average turnover in the first year of 620%.  The portfolio turnover rate indicates changes in the Fund’s securities holdings.  High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in the realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s returns.  It is possible that the Fund may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net performance.  The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Short Sales Risks.  As part of the Sub-Adviser’s market timing strategy, the Sub-Adviser may trade specific securities short.  Short sales are transactions in which the Fund sells a security it does not own in anticipation that the security value will decline.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering the short position”) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  In such a case, the potential risk of loss is unlimited.  Short selling may also result in higher transaction costs (such as interest and dividends) that reduce the Fund’s return, and may result in higher taxes.

Stock Risks:  Common stocks generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  Rights and interests of common stock owners are subordinate to those of preferred stock and bond holders.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Bond Risks:  Bonds may have varying levels of sensitivity to changes in interest rates and other factors.  Typically, the price of a bond falls when interest rates rise.  The absence of a target duration for the Fund’s portfolio may increase interest rate risk.  Bonds with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the longer the risk and the lower its yield. Many types of bonds are subject to prepayment risk, which is the risk that the issuer can repay principal prior to maturity.  The price of a bond may also be affected by changes in the credit quality of the issuer or by an issuer’s default on its payment obligations.  Because bond values fluctuate, the Fund’s share price will fluctuate.

Credit Risks:  Individual bonds may be subject to the credit risk of the issuer.  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations such as payment of the principal amount at maturity.  Lower rated bonds involve greater credit risk, including the possibility of default or bankruptcy.

Junk Bond Risks:  The Fund may invest in bonds rated below investment grade or “junk” bonds.  Junk bonds are considered to be predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Junk bonds generally involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of bonds.  Junk bonds may be sensitive to economic changes, political changes or adverse developments specific to a company.  Accordingly, junk bonds present a significant risk for loss of principal and interest.  Junk bonds may also be less liquid than other types of bonds, meaning that they may be harder to sell at the time and price that the Sub-Adviser would like to sell.

Liquidity Risks:  The bonds in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivatives Risks:  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of the Fund’s derivative portfolio will not correlate with the Fund’s other investments.  The use of derivatives (options, futures, or options on futures) may involve leverage.  These derivative investments require little or no initial payment and base their price on a security, a currency or an index.  A small change in the value of the underlying security, currency or index may cause a sizable gain or loss in the price of the instrument.  When investing in futures, the Fund is exposed to the risk that the security’s future value may be higher or lower at the time of sale or purchase, respectively.  When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required by regulatory guidelines, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure.  When purchasing options, the Fund is exposed to the potential loss of the option purchase price.  Derivatives may be illiquid and the market for derivatives is largely unregulated.

The Fund invests in both exchange- and OTC-traded derivatives.  Exchange-traded derivatives are subject to the credit risk of the exchange clearinghouse.  OTC transactions are subject to the credit risk of the counterparty to the instrument, are not guaranteed by a clearing agency, and are generally less liquid than exchange-traded derivatives.  OTC transactions also include the risk of default by the counterparty.

Stock Index Futures Risks:  The risk of loss from investments in stock index futures contracts for speculative purposes is potentially unlimited.  Using stock index futures contracts for hedging purposes involves risks associated with an imperfect correlation, or no correlation at all, between movements in the stock index futures contract and the portion of the Fund’s portfolio being hedged.  The price of stock index futures contracts may not correlate perfectly with the movement in the stock index because of certain market distortions.  As a result of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by the Sub-Adviser still may not result in a successful use of such futures transactions.

REIT Risks:  Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

ADR Risks:  Investments in ADRs involve risks that are in addition to the usual risks inherent in domestic investments.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.  In addition, the value of the Fund’s assets will increase or decrease in response to fluctuations in the value of foreign currencies.  Unsponsored ADRs may be more risky due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets and the possibility of higher trading costs in the over-the-counter market.

Foreign Securities Risks:  The Fund may invest in equity and/or debt securities issued by issuers located in countries other than the United States.  This may expose the Fund to risks associated with foreign investments including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

Natural Resources Risks:  The market value of securities of companies principally engaged in the natural resources sector may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.  Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Market Capitalization Risks.  The Fund will invest in common stocks without regard to market capitalization.  Accordingly, the Fund may purchase stocks of companies with small and medium size market capitalizations.  The frequency and volume of trading in securities of small and medium companies may be substantially less than is typical of larger companies.  Therefore, the securities of small and medium capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small and medium capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Mortgage-Backed and Asset-Backed Securities Risks:  Mortgage-backed and asset-backed securities are subject to a number of risks, including interest rate risk, which is more pronounced in these types of securities than in other fixed income securities.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these securities.  When interest rates fall, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or the entire principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a security with a lower yield.  This could reduce the Fund’s share price and its income distributions.  When interest rates rise, certain types of mortgage-backed and asset-backed securities are subject to extension risk, which is the risk that these securities will be paid off more slowly than originally anticipated and their value will decrease as the average life and interest rates increase.

Government Obligations Risks:  For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association (Ginnie Maes) are supported by the full faith and credit of the United States, while securities issued by the Federal National Mortgage Association (Fannie Maes) and the Federal Home Loan Mortgage Corporation (Freddie Macs) are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association (Sallie Maes) are supported only by the credit of that agency.

Convertible Securities Risks:  The Fund may invest in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common or preferred stock.  These securities may carry risks associated with both equity and debt securities.  The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline.  Their value also tends to change whenever the value of the underlying common or preferred stock fluctuates.

Preferred Stock Risks:  Preferred stocks are subject to interest rate risk and credit risk.  The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates.  In addition, the value of preferred stocks will vary in response to changes in the credit rating of the issuing corporation.

Who Should Invest.  The Fund may be an appropriate investment for you if you:

• Seek growth and income; and

• Have a high level of risk tolerance.

FUND PERFORMANCE

Performance information is not included because the Fund does not have a full calendar year of performance. In addition, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  You may receive the Fund’s semi-annual and annual reports free of charge by calling (toll-free) 1-800-841-0380.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class*
Shareholder Fees (fees paid directly from your investment)

Redemption Fee (1)	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)

Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%(3)	None
Other Expenses (4)	2.54%	2.54%
Total Annual Fund Operating Expenses (5)	3.29%	3.04%
Less: Expense Reimbursement (6)	(1.44)%	(1.44)%
Net Expenses	1.85%	1.60%

*As the Institutional Class has not yet commenced operations, there were no assets in the Institutional Class as of 10/31/05, and currently there are no assets in that Class.

_____________________

(1)

You will be charged a $10 service fee if you redeem shares by wire and a $15 service fee for overnight deliveries.  See “Your Account-How to Sell Shares.”

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

The Fund has adopted a Distribution Plan in which the Fund will reimburse Trend Trader, LLC (as distributor) for expenses incurred in connection with the promotion and distribution of Investor Class shares of the Fund.  Such reimbursement may not exceed 0.25% of the Fund’s average daily net assets attributable to Investor class shares.  See “Distribution Arrangements.”

(4)

“Other Expenses” are actual expenses for the fiscal year ended October 31, 2005 and are presented before any expense reimbursements of Summit.

(5)

As a result of frequent trading of the Fund’s assets, the Fund will incur brokerage costs in connection with the buying and selling of securities that will diminish the Fund’s returns.  These brokerage costs are not reflected in the Fund’s “Total Annual Fund Operating Expenses” because brokerage costs are capitalized and included as part of the purchase or sale price of the underlying securities.

(6)

 Summit has contractually agreed to  reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed  1.85% and  1.60% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  The expense cap/reimbursement agreement will continue in effect until January 1, 2008 unless terminated earlier at the Board’s discretion. This agreement is an amended and restated version of an earlier expense cap/ reimbursement agreement (dated February 1, 2005) that was due to expire on February 1, 2006.  Prior to January 1, 2006, Summit’s predecessor had agreed to limit expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  “Net Expenses” for the fiscal year ended October 31, 2005 were 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  Subject to Board approval, SCA may recoup any expenses or fees it (or its predecessor) has reimbursed within a three-year period from the year in which SCA (or its predecessor) reduced its compensation and/or assumed expenses for the Fund.  Expenses reimbursed under the higher 1.85% (Institutional Class 1.6%) cap will be reimbursed at anytime the Fund is under the 1.85% (Institutional Class 1.6%) cap.  Expenses reimbursed under the earlier 1.05% (Institutional Class .80%) cap will only be recouped by SCA if the actual expense ratio falls below the cap under which they were incurred.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that (i) you reinvested all dividends and other distributions, (ii) your investment has an average annual return of 5%, and (iii) , that the Fund’s operating expenses (reflecting any reimbursements) were charged and remained the same over each time period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$188	$735	$1,459	$3,381
Institutional Class	$163	$659	$1,335	$3,144

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, the Sub-Adviser uses a technical strategy that involves three components.  First, the Sub-Adviser uses a security selection strategy based on the 50-day SMA. Second, the Sub-Adviser uses a “core” position that employs market timing long and short of market indices.  Third, the Sub-Adviser uses a diversification strategy in which no industry or group of related industries is greater than 8% of the Fund’s portfolio.  The strategy focuses on achieving a blend of growth and income investments.

The Sub-Adviser seeks to manage risk by identifying specific points of exit for losing trades.  A losing trade is a trade with a current market value that is worth less than when the initial trade was placed.  The Sub-Adviser enters stop orders with respect to the Fund’s equity holdings, other than covered call positions, to protect against unlimited losses.  Under ordinary circumstances, the Fund will sell any position that has a loss greater than 15%, measured from when the security was purchased.  In its discretion, the Sub-Adviser may exit any losing position before the 15% maximum loss taking into account current market conditions and the Fund’s portfolio balance.

Moving Averages are calculated by totaling the closing market price of a security over a previously determined time frame and dividing that total by the previously determined time frame.  For example, a 50-day SMA is the value resulting from the sum of a security’s closing market price for the previous 50 days, divided by 50.  This value provides data points that when plotted on a line chart will produce a finite value that can then be compared to the value of the underlying security.

The Sub-Adviser defines the Fund’s potential investments by security type and a corresponding industry or group of related industries in order to diversify the Fund’s portfolio.  With respect to 80% of the Fund’s total assets, the Sub-Adviser follows a strategy of diversification across multiple industries and groups of related industries in which no industry or group of related industries represents more than 8% of the Fund’s total assets.  However, the Fund may invest more than 8% of its total assets in a particular security type, as indicated below under “Types of Principal Investments.”  For example, the Fund may invest up to 40% of its total assets in domestic options, but only 8% of the Fund’s total assets may be invested in options of a single industry, like transportation or utilities.  The Fund’s portfolio will change dependent upon the security type and industry or group of related industries relationship to the 50-day SMA.  The Sub-Adviser will attempt to improve Fund performance by over weighting higher performing industries or groups of related industries, based on the Sub-Adviser’s proprietary models.  The Sub-Adviser will also enter into covered call positions to mitigate risk.  In implementing the security selection strategy and the diversification strategy, the Sub-Adviser invests in each of the securities types discussed in the “Types of Principal Investments” section, other than stock index futures contracts.

Covered Calls involve the sale to a third party of the right to buy an asset at a future date for a predetermined price.

The Sub-Adviser follows a “core” position strategy that uses market timing with respect to 20% of the Fund’s total assets.  The Sub-Adviser will market time the S&P 500 with respect to approximately 10% of the Fund’s total assets and will market time the NASDAQ 100 with respect to approximately 10% of the Fund’s total assets.  The Sub-Adviser conducts market timing through stock index futures contracts using the 50-day SMA.  The Sub-Adviser will execute a long trade (and close the short trade) on the day following any day where the S&P 500 or the NASDAQ 100 moves from a close below the 50-day SMA to a close above the 50-day SMA.  The Sub-Adviser will close the long trade and initiate a short trade on the day following any day where the close of the S&P 500 or the NASDAQ 100 moves from a close above the 50-day SMA to a close below the 50-day SMA.

These strategies allow the Sub-Adviser to account for market risk and rebalance the Fund’s portfolio based upon market forces.  The Fund will typically hold approximately 100 securities.  The Fund will incur higher transaction costs than mutual funds that hold a smaller number of securities because of the expenses associated with frequent trading.

Portfolio Turnover.  The Sub-Adviser’s investment strategy, which includes security selection based on moving averages and market timing, is expected to involve frequent trading.  As a result, the Fund experienced an average turnover in the first year of 620%. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in the realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s returns.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and cause the Fund to experience losses.

TYPES OF PRINCIPAL INVESTMENTS

In implementing the Fund’s investment objective, Summit, and the Sub-Adviser, at Summit’s direction, use a technical analysis to construct a diversified portfolio of securities focused on a balance of growth and income across multiple industries and groups of related industries.  Accordingly, the Fund may invest in the following securities and use the following strategies.  Some of these securities and strategies involve special risks, which are described under “Summary,” above, and in the SAI.

Common Stocks.  The Fund will invest in common stocks of U.S. companies as a principal investment strategy.

Bonds.  The Fund will invest in bonds of U.S. companies (corporate bonds, mortgage-backed and asset-backed bonds and bonds issued by the U.S. government and its agencies) as a principal investment strategy.  Issuers of bonds have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

The Fund may invest in bonds of varying maturities.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Options and Futures Transactions.  The Fund may invest up to 40% of its total assets in domestic options, futures and options on futures transactions relating to stocks, indexes, foreign currencies and interest rates, which are sometimes referred to as derivative transactions.  The Sub-Adviser will implement covered call options on stocks and spreads, with no position ever left uncovered.  The Sub-Adviser invests in such instruments for hedging and speculative purposes consistent with its investment objective.  These purposes are to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in a market direction.  The Fund may hold a futures or options position until its expiration, or it may close out such a position before expiration at current value if a liquid secondary market is available.

REITs.  The Fund may invest up to 20% of its total assets in REITs, which are pooled investment vehicles that invest in domestic real estate or real estate-related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes and hotels and derive income primarily from the collection of rents.  Equity REITS can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law.

Foreign Securities and ADRs.  The Fund may invest in debt and equity securities issued by issuers located in countries other than the United States either directly or indirectly in the form of ADRs.  While generally these will take the form of ADR’s, there is no requirement that the Fund be so limited and the Fund will take investment opportunities as and where, and in the form, available.  Foreign debt securities will be investment grade quality.  The risks associated with investment in foreign securities include that foreign securities may not keep pace with the volume of securities transactions and transactions in them may be delayed.  Foreign securities also pose liquidity risk, because foreign markets may be less liquid and more volatile than United States markets and may offer less investor protection.  Foreign securities also present political risks, in that a change in government may occur and the assets of a company in which the Fund has invested may be affected.

There is no limit on the portion of total assets that may be invested in ADR’s, subject to compliance with applicable tax and securities laws. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.  ADRs are available through facilities, which may be either “sponsored” (established jointly by a depositary and the underlying issuer) or “unsponsored” (established without the participation of the underlying issuer).  Higher fees are generally charged in an unsponsored program compared to a sponsored facility.  Holders of unsponsored ADRs may receive less information and have more limited rights than holders of sponsored ADRs.  Only sponsored ADRs may be listed on the New York or American Stock Exchanges.

Natural Resources.  The Fund may invest up to 20% of its total assets in the securities of U.S. companies in the natural resources sector that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.  Natural resources include metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), timber, land, undeveloped real property and agricultural commodities.

U.S. Government Obligations.  The Fund may invest in a variety of U.S. government obligations including bonds, notes and bills that differ mainly in their interest rates, maturities and time of issuance.  The Fund may also invest in bonds issued or guaranteed by the U.S. government and its agencies.  U.S. government and its agencies bonds are obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration and Federal Home Loan Mortgage Corporation).  Not all investments in securities of the U.S. government and its agencies and instrumentalities are directly guaranteed or insured by the U.S. government or backed by the full faith and credit of the U.S. government.

Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed securities may be issued by private U.S. companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.  Asset-backed securities represent participations in, or are secured by and payable from, domestic assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Convertible Securities.  The Fund may invest in convertible securities of U.S. companies (bonds, preferred stocks and other securities that may be converted into or exchanged for equity securities at a specified price or formula).  Convertible securities have general characteristics similar to both fixed income and equity securities.  The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security.

Preferred Stocks.  The Fund may invest in preferred stocks of U.S. companies.  Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends.  Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects.  Preferred stock may or may not be convertible into common stock.  Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Cash and Cash Equivalents; Temporary Strategies.  The Fund may invest up to 80% of its total assets in cash and short-term fixed income securities of U.S. companies as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

Additional Information Regarding Short Sales.  The Fund may employ short sales as a principal investment strategy.  In a short sale, the Fund sells a security it does not own in anticipation that the security’s price will decline.  To complete the short sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  The Fund will incur transaction costs in effecting short sales, including premiums, dividends, interest and other expenses.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information.

The Fund discloses the portfolio’s top ten holdings generally with a one month lag on its public website.  The Fund’s portfolio holdings are disclosed to rating agencies such as Morningstar generally following a one-month lag.

In addition, you may obtain complete portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-841-0380.

FUND MANAGEMENT

Under the laws of the State of Delaware, the Board of Trustees (the “Board of Trustees”) of Equipointe Funds (the “Trust”) is responsible for managing the Trust’s business and affairs. The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement with Summit (the “Investment Advisory Agreement”), pursuant to which Summit manages the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.  Summit provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and trustees of the Fund who are interested persons of Summit.  A discussion regarding the basis for the Board of Trustee’s approval of the Investment Advisory Agreement is provided in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2006.

Investment Adviser.  Summit is a registered investment adviser located at 200 Manswell Court East, Suite 430, Roswell, GA 30076.  Summit is a subsidiary of Summit Equity Capital Group.  Summit provides investment advisory services primarily to high net worth individuals and small institutions.  Summit currently manages assets in excess of $550 million.

Summit became the investment adviser to the Fund on August 29, 2006.  Under the Investment Advisory Agreement, the Fund compensates Summit for its management services at the annual rate of 0.50% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Summit and the Fund, Summit has agreed to reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.85% and 1.60% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  This expense cap will continue in effect until January 1, 2008.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors at the time any such amounts are reduced and/or reimbursed.

Sub-Adviser.  On August 29, 2006, the same date that Summit became the investment adviser to the Fund, the Fund and Summit entered into a sub-advisory contract with the Sub-Adviser (Seleznov Capital Advisors, LLC).  The Sub-Adviser provides portfolio management services to individuals, trusts, estates, corporations, pension and profit sharing plans, banks and thrift institutions.  The Sub-Adviser does not currently manage any registered investment companies other than the Trust.  The Sub-Adviser was founded in 2005.  The Sub-Adviser is located at 8700 E. Northsight Boulevard, Suite 150, Scottsdale, Arizona 85260.

In placing portfolio transactions for other advisory accounts managed by the Sub-Adviser, the Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.

Portfolio Managers.  The Sub-Adviser’s portfolio manager is Mark A. Seleznov.  Mark Seleznov has been the Managing Partner of the Sub-Adviser since its inception in 1997.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager ownership of securities in the Fund.

Custodian.  As custodian of the Fund’s assets, Penson Financial Services, Inc., 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust.

Transfer Agent and Dividend Disbursing Agent.  Gemini Fund Services, LLC (“GFS”) acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  As transfer and dividend distributing agent, GFS has agreed, among other duties, to:  (1) maintain shareholder accounts; (2) process purchase and redemption orders, and transfers; (3) process dividend payments; (4) respond to inquiries by Fund shareholders and others relating to its duties; (5) mail prospectuses, annual and semi-annual reports and other shareholder communications; (6) implement the Trust’s anti-money laundering procedures; and (7) calculate any Rule 12b-1 Plan fees.

Distributor.  Trend Trader, LLC (“Trend Trader”) is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”) and acts as principal distributor of the Fund’s shares (the “Distributor”).  Trend Trader, LLC is wholly owned by Angelo Alleca, who wholly owns Summit, and, therefore, Trend Trader is an affiliate of Summit. Pursuant to a brokerage agreement between the Trust and Trend Trader, Trend Trader will execute trades, subject to best execution requirements, on the Fund’s behalf.   The Fund is charged a brokerage commission for each trade executed through its affiliated broker-dealer, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry.  The brokerage agreement has an initial term of one year and may not be terminated by the affiliated broker-dealer prior to the end of the initial term.

The brokerage commission rates are as follows:

1)

EQUITY TRADES:  $0.029 per share for equity trades (including, but not limited to, American Depositary Receipts (ADR’s) and real estate securities traded on listed exchanges), plus any applicable SEC fees and other fees to third parties.

2)

OPTION TRADES:  $15.00 per option trade, plus $1.50 per option contract, plus any  applicable SEC fees and other fees to third parties.

3)

BOND TRADES:  $45.00 for government bonds up to $50,000.  For government bonds over $50,000, the commission is $45.00, plus an additional fee of $0.001 times the face value of the bond.

4)

FUTURES TRADES:  For electronically traded contracts (E-Mini), $3.50 per contract, plus applicable exchange fees, National Futures Association (NFA) fees and other fees to third parties.

5)

FOREIGN SECURITIES TRADES:  Will be executed by an independent broker.

6)

REAL ESTATE SECURITIES TRADES (not traded on a listed exchange): Will be executed by an independent broker.

The execution of trades on the Fund’s behalf results in the Fund’s payment of a brokerage fee to Trend Trader, a broker-dealer affiliate of Summit.  This may create an incentive for Summit to place more frequent trades for the Fund due to the fact that its affiliate receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  In determining when and to what extent to use  its affiliated broker-dealer as its broker for executing orders for the Fund on securities exchanges, Summit and the Sub-Adviser follow procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. This standard allows an affiliated broker-dealer to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board of Trustees approves and reviews transactions involving affiliated brokerage on a quarterly basis.

SHAREHOLDER INFORMATION

VALUATION OF FUND SHARES

The price of Fund shares is based on the Fund’s net asset value (“NAV”), which is calculated using the market price method of valuation.  The NAV is determined as of the close of trading (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed each year on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is placed or the request is received in proper form.  A share’s NAV is the current value of the class’ assets, minus any liabilities, divided by the number of shares outstanding in the class.

Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with valuation and pricing procedures approved by the Board of Trustees.  The Board of Trustees has delegated to Summit the responsibility of determining when the market quotations for a security held by the Fund are not readily available.  Summit values each such security at fair value each business day for which market quotations are not readily available and reports procedures used and factors considered to determine valuations to the Board of Trustees on at least a quarterly basis.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that Summit believes accurately reflects fair value in accordance with the Board’s fair value policies.  Fair value pricing will also be used for certain debt securities when available pricing information is determined to be stale or does not otherwise accurately reflect fair value.  Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities.  Summit, under the supervision of the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.  In making the determination of fair value, Summit is guided by criteria specified in the valuation and pricing procedures adopted by the Board of Trustees.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

BUYING AND SELLING SHARES

Minimum Investments

The minimum investment requirements for the Fund are as follows:

	Investor Class	Institutional Class
• Initial investment:	$1,000	$5,000,000

• Subsequent investments:	$100	$50,000

• Automatic Investment Plan (“AIP”): (to maintain the plan, you must invest at least $100 per transaction)	$500	N/A

The Fund reserves the right to change or waive these minimums; you will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

• Read this Prospectus carefully.

•

Complete the appropriate parts of the Purchase Application, carefully following the instructions.  Please note that your Purchase Application will be returned if any information is missing.  If you have questions, please contact your investment professional or call us at 1-800-841-0380.

• Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced in “Your Account—How to Contact the Fund.”

On the Purchase Application, you will be asked to certify that your Social Security or Taxpayer Identification Number is correct and that you are not subject to back-up withholding.  In order to do this, an original signed Purchase Application must be on file with the Fund’s transfer agent, Gemini Fund Services, LLC (“Transfer Agent”).  If you are subject to back-up withholding or you did not certify your Taxpayer Identification Number, the IRS requires the Fund to withhold 28% of any dividends paid and any redemption proceeds.

Important information about procedures for opening a new account.  The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, social security number, date of birth and other information that will allow the Fund to verify your identity.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account and redeem your shares at the net asset value next determined after the account is closed.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Fund and the Distributor are not liable for fluctuations in value experienced as a result of such delays in processing.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

How to Buy Shares

You may pay for your shares by check or wire.  You may also use the AIP privilege described below.  The share price you receive will be the Fund’s net asset value next computed after the time the Transfer Agent receives your purchase order in proper form.  The Transfer Agent must receive your purchase order in proper form by 4:00 p.m., Eastern Time (or by the close of the New York Stock Exchange (the “NYSE”)) for your purchase to be effected on that day and to receive that day’s net asset value.  All purchase orders received after this time will receive the next day’s net asset value.  See “Valuation of Fund Shares.”  A confirmation indicating the details of each purchase transaction will be sent to you promptly. The Fund reserves the right to reject any purchase request.

Proper form means that all shares are paid for and that you have included all required documentation along with any required Medallion signature guarantees.

Medallion signature guarantees are required for all authorized owners of an account:  (1) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares; (2) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record; or (3) if you submit a redemption request within 30 days of an address change.

By Check:

• To establish a new account, see “Your Account - How to Open an Account.”

•

Make out a check for the investment amount, payable to “Equipointe Funds.” All checks must be in U.S. dollars and drawn on U.S. banks. Cash, credit cards, third-party checks, money orders, credit card checks or other checks deemed at the Fund’s discretion to be high risk will not be accepted.

•

If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.

Purchase Applications are considered received and accepted when received in proper form by the Transfer Agent.

Send your Purchase Application and check to one of the addresses referenced in “Your Account - How to Contact the Fund.”

If your check does not clear, you will be charged a $20 service fee.  You will also be responsible for any losses suffered by the Fund as a direct result of the insufficient funds. The Fund may redeem shares you own as reimbursement for such losses.

By Wire

• To establish a new account by wire transfer, please call the Transfer Agent at 1-800-841-0380. The Transfer Agent must assign an account number to you prior to wiring funds.

• Instruct your bank to use the following instructions when wiring funds:

Wire to:

First National Bank of Omaha
ABA Number 104000016

Credit:

Equipointe Funds
Account Number 110192691

Further credit:

Equipointe Funds (identify Equipointe Growth and Income Fund)
(your Account Number)
(your name or account registration)
(your Social Security or Taxpayer Identification Number)

• The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.

• The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

By Automatic Investment Plan (“AIP”)

• The AIP allows you to make regular, systematic investments in the Fund from your bank account.

•

Complete the appropriate section of the Purchase Application or obtain an application from the Transfer Agent to establish the AIP on an existing account are available from the Transfer Agent.  Please call 1-800-841-0380 to obtain an AIP Application.

•

Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th or 25th (or the following business day if one of these days falls on a weekend or holiday) in amounts of $100 or more.

•

A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be canceled. You will also be responsible for any losses suffered by the Fund as a direct result of such occurrences. The Fund may redeem shares you own as reimbursement for such losses. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable.  If this occurs, you must call or write to reinstate your AIP.

• Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

• You can terminate your AIP at any time by calling the Fund at least five business days before your next scheduled investment date.

How to Sell Shares

You may sell (redeem) all or a portion of your shares at any time.  The share price you receive will be the Fund’s net asset value next computed after the time the Transfer Agent receives your redemption request in proper form.  The Transfer Agent must receive your redemption request in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your redemption request to be effected on that day and to receive that day’s net asset value.  All redemption requests received after this time will receive the next day’s net asset value.  See “Valuation of Fund Shares.”  The Fund normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven days after receipt by the Transfer Agent of a redemption request in proper form.  Redemptions may be made by written or telephone request as described below.   A confirmation indicating the details of each redemption transaction will be sent to you promptly.

By Written Request

•

Write a letter of instruction or complete a Redemption Request Form indicating the Fund name, your account number, and the name in which the account is registered and the dollar value or number of shares you wish to sell.

•

Include the signatures of all registered account holders and any additional documents that may be required. See “Your Account -   Medallion Signature Guarantees” and “Your Account - Special Situations.”

• Send your request to one of the addresses referenced in “Your Account - How to Contact the Fund.”

•

Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in proper form.  Please note that a $10 fee will be deducted from your proceeds if you redeem by wire and a $15 fee will be deducted from your proceeds for overnight deliveries.

By Telephone

• Telephone redemption privileges must have been previously established for your account to use this option.

•

To place your redemption request, please call the Transfer Agent at 1-800-841-0380.  Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.

• Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.

•

Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent.  Please note that a $10 fee will be deducted from your proceeds if you redeem by wire and a $15 fee will be deducted from your proceeds for overnight deliveries.

•

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with a Medallion signature guarantee.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.  See “Your Account - Medallion Signature Guarantees” and “Your Account - Special Situations.”

• The Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

• Once you place a telephone redemption request, it cannot be canceled or modified.

•

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone provided that the Fund has exercised reasonable verification procedures.  Accordingly, you bear the risk of loss.  However, the Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.

•

You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

Redemptions in Kind

The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than in cash) if the amount you are redeeming, limited in amount during any 90-day period, is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets at the beginning of such period.  Redemptions in kind may include distributions of illiquid securities.  Accordingly, shareholders receiving securities issued pursuant to an in kind distribution may have difficulty selling the securities at an optimal time or at a price the shareholder believes the securities are currently worth.  In addition, the securities received in kind by a shareholder may decline in value before being sold.  If you receive an in kind distribution, you will likely incur a brokerage charge on the sale of such securities and you may be required to pay taxes on any capital gains.

Medallion Signature Guarantees

As a protection to both you and the Fund from possible fraudulent activity, the Fund may require a Medallion signature guarantee.  Medallion signature guarantees must be obtained from a participant in any one of three Medallion signature guarantee programs endorsed by the Securities Transfer Association:  Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Participants typically include commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE, credit unions, federal savings and loan associations or other eligible institutions.  Call your financial institution to determine if they are a participant in a Medallion program.  A Medallion signature guarantee may not be provided by a notary public.

Special Situations

Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 1-800-841-0380 before making the redemption request to determine what additional documents are required.

Closing of Accounts

Your account may be closed on not less than 60 days’ notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $500. If the value of your account does not reach $500 within the 60 days, your entire account will be redeemed and the proceeds sent to your address of record.  In addition, if you attempt to redeem more than the current market value remaining in your account, your account will be redeemed in full and the proceeds sent to your address of record.

How to Contact the Fund

For overnight deliveries or regular U.S. Mail deliveries, use:	By Telephone: 1-800-841-0380
Equipointe Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2 Omaha, NE 68137

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, except to the extent any of the dividends are “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains.  Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such dividends and capital gains may also be subject to state or local taxes.  If you buy shares of the Fund when it has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Dividends and capital gains, if any, are usually distributed in November or December.  You should measure the success of your investment by the value of your investment at any given time and not necessarily by the distributions you receive.  Because of its investment objective, the Fund expects that its distributions will consist primarily of short-term capital gains.

All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash.  If you elect to receive dividends or capital gains distributions in cash and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.  The election to receive dividends in cash or reinvest them in shares may be changed by writing to:  Equipointe Growth and Income Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.   Such notice must be received at least ten days prior to the record date of any dividend or capital gains distribution.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax advisor.

Please see the SAI for more information about taxes.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Trust has developed policies and procedures with respect to frequent purchases and redemptions of shares (“short-term trading”) of the Fund. The risks of short-term trading by shareholders may include, among other things, dilution in the value of a fund’s shares held by long-term shareholders, interference with the efficient management of a fund’s portfolio and increased brokerage and administrative costs.  The Trust’s policy on short-term trading is to permit frequent purchases and redemptions of shares of the Fund.  No restrictions will be imposed on shareholders deemed to be engaged in frequent purchases and redemptions, and the Fund will accommodate such frequent transactions.  Summit has evaluated the risks of short-term trading activities by the Fund’s shareholders, and concluded that because the Fund is not an index fund, and already itself engages in market timing trading, the investment process of the Fund in no way offers any advantages for a shareholder to attempt to “short-term trade” the Fund.  Given these considerations, Summit has determined that it is unlikely that (a) short-term trading would be attempted by the Fund’s shareholders or (b) any attempt to short-term trade the Fund by shareholders would negatively impact the Fund or its shareholders and the Board concurred.  This policy and conclusion is periodically reviewed by the Board.

DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Plan.  The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to Investor Class shares.  Under the terms of the Plan, Investor Class shares reimburse the Distributor up to 0.25% of the average daily net assets of Investor Class shares for costs associated with activities that promote the sale and distribution of Investor Class shares.  Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating brokers, dealers and sales personnel.  Because Rule 12b-1 fees are paid out of the Fund’s net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost you more than paying other types of sales charges.

The Plan is a “reimbursement” plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution fees.  If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid.  No interest, carrying or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.  If the Plan is terminated before the Distributor can be fully reimbursed, the Fund is not contractually obligated to pay these costs, although the Board of Trustees could approve this payment to the Distributor.

Description of Classes.  The Fund offers two classes of shares:  Investor Class and Institutional Class.  The classes differ with respect to their minimum investments.  In addition, Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets attributable to the Investor Class and pay certain other expenses.  Investor Class shares are designed for “retail” investors and Institutional Class shares are designed for “institutional” investors.

SHAREHOLDER REPORTS

Financial reports of the Fund will be sent to you at least semi-annually.  Annual reports will include audited financial statements.  In addition, an account statement will be sent to you by the Transfer Agent at least quarterly.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information for the fiscal period ended October 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  Information for the period ended April 30, 2006 is unaudited.

Equipointe Growth and Income Fund
Financial Highlights*

For a Fund Share Outstanding Throughout Each Period**

	For the Six Months	February 14, 2005***
	Ended	to
	April 30, 2006	October 31, 2005
	(Unaudited)

Net asset value, beginning of period	$ 9.67	$ 10.00

Gain (loss) from investment operations:
Net investment loss	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.84	(0.32)
Total gain (loss) from investment operations	0.83	(0.33)

Less distributions to shareholders from:
Net realized gains	(0.01)	-

Net asset value, end of period	$ 10.49	$ 9.67

Total return(1)	8.63%	(3.30)%

Supplemental data and ratios:
Net assets, end of period (in 000's)	$ 16,231	$ 16,597
Ratio of expenses to average net assets:(2)
Before expense reimbursement	2.67%	3.29%
After expense reimbursement	1.57%	1.05%
Ratio of net investment loss to average net assets:(2)
Before expense reimbursement	(1.31)%	(2.32)%

	After expense reimbursement	(0.21)%	(0.08)%
Portfolio turnover rate		377%	620%

*	Please note that the financial highlights are for the Investor Class and that no financial highlights are included for the
	Institutional Class because there were no assets in the Institutional Class during the periods ended 10/31/05 and 4/30/06.
**	Per share amounts have been calculated using the average share method, which more
	appropriately presents the per share data for the period.
***Commencement of operations.
(1)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions,
	if any. Had the Advisor not absorbed a portion of the expenses, total return would have been lower. Total returns for periods
	less the one year are not annualized.

(2)	Annualized.

The Privacy Policy is not part of the Prospectus

PRIVACY POLICY

It is the policy of the Fund to respect the privacy of all shareholders and to protect the security and confidentiality of nonpublic personal information relating to those shareholders.

Personal Information Collected

The information collected by the Fund may come from the following sources:

• Information received from you, such as your name, address, telephone number, social security number, occupation, and income;

• Information relating to your transactions, including account balances, positions and activity;

• Information which may be received from consumer reporting agencies, such as credit bureau reports and other information relating to your creditworthiness; and

• Information that may be received from other sources with your consent.

Sharing of Nonpublic Personal Information

The Fund does not disclose nonpublic personal information relating to current or former shareholders, or to any third parties, except as required or permitted by law and in order to facilitate the clearing of shareholder transactions in the ordinary course of business.

Security

The Fund strives to ensure that its systems and those of its service providers are secure and that they meet industry standards.  We protect personal information that is provided by maintaining physical, electronic and procedural safeguards.  We employ firewalls, user authentication systems (i.e. passwords and personal identification numbers) and access control mechanisms to control access to systems and data.  Third parties who may have access to such personal information must also agree to follow appropriate standards of security and confidentiality.

Summit has educated its staff with regard to this privacy policy and as a general policy, Summit will not discuss or disclose information regarding an account except with authorized personnel or as required by law pursuant to regulatory request and/or authority.

Changes to the Fund’s Privacy Policy

The Fund reserves the right to make changes to this policy.

ADDITIONAL INFORMATION

INVESTMENT ADVISER	SUB-ADVISER

Summit Wealth Management, Inc.	Seleznov Capital Advisors, LLC
9465 Wilshire Boulevard, Suite 450 Beverly Hills, CA 90212	8700 E. Northsight Boulevard
Suite 150
Scottsdale, Arizona 85260

DISTRIBUTOR	DIVIDEND-DISBURSING AND
TRANSFER AGENT
Trend Trader, LLC
8700 E. Northsight Boulevard	Gemini Fund Services, LLC
Suite 150	4020 South 147th Street, Suite 2
Scottsdale, Arizona 85260	Omaha, Nebraska 68137

CUSTODIAN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Penson Financial Services, Inc.	Briggs, Bunting & Dougherty, LLP
1700 Pacific Avenue, Suite 1400	Two Penn Center, Suite 820
Dallas, Texas 75201	Philadelphia, Pennsylvania 19102

ADMINISTRATOR AND FUND	LEGAL COUNSEL
ACCOUNTANT

Gemini Fund Services, LLC	Thompson Hine LLP
450 Wireless Boulevard	312 Walnut Street, 14th Fl.
Hauppauge New York 11788	Cincinnati, Ohio 45202-4089

Additional information regarding the Trust and the Fund is included in the Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  You may receive the SAI, and annual and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Fund at the address listed below or by calling (toll-free) 1-800-841-0380.

Information about the Fund, including the Fund’s prospectus, may be downloaded from its internet web-site at http://www.equipointefunds.com. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Equipointe Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

The Fund’s Investment Company Act File Number is 811-21508